SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report November 3, 2003
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                      48126
 -------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated November 3, 2003 concerning U.S. retail sales of Ford vehicles in October 2003, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                  Method of Filing
-----------           -----------                  ----------------

Exhibit 20            News Release dated
                      November 3, 2003             Filed with this Report











                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  November 3, 2003                    By: /s/ Kathryn S. Lamping
                                               ---------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated November 3, 2003